UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 20, 2004

Avid Technology, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21174	04-2977748
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Avid Technology Park One Park West Tewksbury, MA		01876
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 640-6789

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Avid Technology, Inc. hereby amends Item 9.01 (formerly Item 7) of its Current Report on Form 8-K, dated August 20, 2004, as follows:

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The Midiman, Inc., and Subsidiaries Consolidated Financial Statements for the Years Ended January 31, 2002, 2003 and 2004 together with the reports thereon signed by Deloitte & Touche LLP and Hinton, Kreditor & Gronroos, LLP , are filed as Exhibit 99.3 to this Current Report on Form 8-K.

The Midiman, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Three Month Periods Ended April 30, 2003 and 2004 (Unaudited) are filed as Exhibit 99.4 to this Current Report Form 8-K.

(b)   Pro Forma Financial Information.

Pro Forma Condensed Combined Financial Statements for the Six Month Period Ended June 30, 2004 and Year Ended December 31, 2003 are filed as Exhibit 99.5 to this Current Report on Form 8-K.

(c)           Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2004	AVID TECHNOLOGY, INC.

	By:	/s/ Paul J. Milbury
Name: Paul J. Milbury
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 12, 2004, by and among Avid Technology, Inc., Maui Paradise Corporation, Maui LLC and Midiman, Inc.

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Hinton, Kreditor & Gronroos, LLP

99.1*	Press Release dated August 13, 2004.

99.2*	Press Release dated August 20, 2004.

99.3	Midiman, Inc. and Subsidiaries Consolidated Financial Statements for Years Ended January 31, 2002, 2003 and 2004.

99.4	Midiman, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Three Month Periods Ended April 30, 2003 and 2004 (Unaudited)

99.5	Pro Forma Financial Information (Unaudited)

* Filed Previously